UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 13, 2007
                Date of Report (Date of earliest event reported)


                       ANWORTH MORTGAGE ASSET CORPORATION.
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                 (State or Other Jurisdiction of Incorporation)

                  001-13709                          52-2059785
                  ---------                          ----------
         (Commission File Number)         (IRS Employer Identification No.)



1299 Ocean Avenue, 2nd Floor, Santa Monica, California        90401
------------------------------------------------------        -----
               (Address of Principal Executive Offices)      (Zip Code)


                                 (310) 255-4493
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.


      On April 13, 2007, Anworth Mortgage Asset Corporation (the "Company") issued a press release announcing that its board of directors had declared a dividend of $0.05 per share on the Company's common stock for the first quarter of 2007. The Company also announced that its board of directors had declared a dividend of $0.539063 per share on the Company's 8.625% Series A Cumulative Preferred Stock for the second quarter of 2007. The Company also announced that its board of directors had declared a dividend of $0.390625 per share on the Company's 6.25% Series B Cumulative Convertible Preferred Stock for the second quarter of 2007.A copy of that release is furnished as Exhibit 99.1 to this report.

      The information in this Current Report on Form 8-K is being provided under
Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by referenced into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      As discussed therein, the press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company's current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company's other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.


Item 9.01 Financial Statements and Exhibits.

        (a) Not Applicable.
        (b) Not Applicable.
        (c) Not Applicable.
        (d) Exhibits.


        Exhibit 99.1
        Press Release dated April 13, 2007 of the Registrant.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ANWORTH MORTGAGE ASSET CORPORATION
Date: April 13, 2007
                                   By:   /s/ Lloyd McAdams
                                   ----------------------------------
                                              Chief Executive Officer

                                  EXHIBIT INDEX


    Exhibit #           Description
       99.1             Press Release dated April 13, 2007 of the Registrant.